SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2003

Chiral Quest, Inc.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	33-13058-C (Commission File Number)	58-1486040 (IRS Employer Identification No.)

1981 Pine Hall Drive State College, PA (Address of Principal Executive Offices)	18901 (Zip Code)

Registrant’s telephone number, including area code: (814) 234-5054

Surg II, Inc.
2690 Nicollet Mall, Suite 2690
Minneapolis, Minnesota 55402
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

     Pursuant to a Merger Agreement dated as of November 12, 2002 (the “Merger Agreement”), by and among Chiral Quest, Inc., formerly known as Surg II, Inc. (the “Registrant”), Chiral Quest, LLC, a Pennsylvania limited liability company (“CQ”), and CQ Acquisition Corp., a Minnesota corporation and a wholly-owned subsidiary of the Registrant (“Merger Sub”), CQ merged with and into Merger Sub, with Merger Sub remaining as the surviving company (the “Merger”). The Merger was effective as of February 18, 2003. A copy of the Registrant’s press release dated February 18, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     In accordance with the terms of the Merger Agreement, each outstanding unit of CQ membership interest automatically converted into the right to receive 0.752374 shares of the Registrant’s common stock. At the time of the Merger there were 11,500,000 units of CQ membership interest outstanding, requiring the Registrant to issue 8,652,301 shares of its common stock to the former members of CQ. Accordingly, after giving effect to the Merger, the Registrant has 13,001,021 shares of common stock outstanding. In addition, immediately prior to the effective time of the Merger, there were outstanding options, warrants and other rights to purchase an aggregate of 1,210,000 CQ membership units, which as a result of the Merger, now represent the right to purchase an aggregate of 910,374 shares of the Registrant’s common stock. Since, as a result of the Merger, the members of CQ hold a majority of the voting shares of the Registrant, the Merger was accounted for as a reverse acquisition whereby CQ was the accounting acquirer (legal acquiree) and the Registrant was the accounting acquiree (legal acquirer).

     At a special meeting of shareholders held on February 12, 2003, the Registrant’s shareholders approved two amendments to the Registrant’s Articles of Incorporation that were necessary to facilitate the Merger: (1) an amendment increasing the number of shares of authorized capital to 50,000,000; and (2) an amendment changing the name of the Registrant to “Chiral Quest, Inc.”

     The Registrant filed a current report on Form 8-K on March 5, 2003, disclosing the Merger. The Registrant is filing this Amendment No. 1 on Form 8-K/A to include financial statements required by Item 7 of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of Chiral Quest, LLC are included in this report beginning at page F-1, below.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

2.1	Merger Agreement by and among Chiral Quest, Inc. (formerly known as Surg II, Inc.), Chiral Quest, LLC and CQ Acquisition Corp. dated November 12, 2002.*

2.2	Articles of Merger relating to the merger of Chiral Quest, LLC with and into CQ Acquisition Corp., a wholly owned subsidiary of the Registrant.**

3.1	Articles of Amendment to Articles of Incorporation of Registrant dated February 12, 2003 increasing authorized capital to 50,000,000 shares.**

2

3.2	Articles of Amendment to Articles of Incorporation of Registrant dated February 12, 2003 changing name to Chiral Quest, Inc.**

99.1	Press Release dated February 18, 2003.**

*	Incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on November 27, 2002.

**	Incorporated by reference to the same exhibit numbers included in the Registrant’s Current Report on Form 8-K filed on March 5, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiral Quest, Inc.

Date: May 2, 2003	By: /s/ Alan. D. Roth

Alan D. Roth
President, Chief Executive Officer and
Chief Financial Officer

3

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of:
Chiral Quest, LLC

We have audited the accompanying balance sheets of Chiral Quest, LLC (the “Company”), as of December 31, 2002 and 2001 and the related statements of operations, changes in members’ equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Chiral Quest, LLC as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida
March 15, 2003

CHIRAL QUEST, LLC
BALANCE SHEETS
AS OF DECEMBER 31, 2002 AND 2001

ASSETS

	2002	2001

CURRENT ASSETS
Cash	$33,520	45,008
Accounts receivable, net	12,456	13,542
Inventory	28,422	6,447
Other current assets, net	—	1,817

Total Current Assets	74,398	66,814
EQUIPMENT, NET	67,011	98,090
INTELLECTUAL PROPERTY RIGHTS, NET	318,320	136,867

TOTAL ASSETS	$459,729	$301,771

LIABILITIES AND MEMBERS’ DEFICIENCY
CURRENT LIABILITIES
Accounts payable	$111,832	$125,710
Accrued expenses	105,377	126,338
Loan payable	—	50,000
Notes payable	336,625	—
Deferred revenue	133,967	—

Total Current Liabilities	687,801	302,048

LONG-TERM LIABILITIES
Deferred revenue	173,083	—

Total Long-Term Liabilities	173,083	—

TOTAL LIABILITIES	860,884	302,048

MEMBERS’ DEFICIENCY
Equity units, no par value, 100,000,000 units authorized, 11,500,000 and 10,750,000 issued and outstanding, in 2002 and 2001, respectively	1,213,000	1,205,500
Additional members’ equity	135,050	135,050
Accumulated deficit	(1,392,805)	(854,827)
Deferred consulting expense	(356,400)	(486,000)

Total Members’ Deficiency	(401,155)	(277)

TOTAL LIABILITIES AND MEMBERS’ DEFICIENCY	$459,729	$301,771

See accompanying notes to financial statements.

CHIRAL QUEST, LLC
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

REVENUE, NET	$191,613	$167,683

OPERATING EXPENSES
Management and consulting fees	231,424	261,600
Research and development	70,491	224,592
Selling, general and administrative	193,449	137,371
Compensation	197,596	111,706
Bad debt expense	—	50,000
Depreciation and amortization	36,631	24,611

Total Operating Expenses	729,591	809,880

LOSS FROM OPERATIONS	(537,978)	(642,197)
INTEREST INCOME	—	1,804

NET LOSS	$(537,978)	$(640,393)

See accompanying notes to financial statements.

CHIRAL QUEST, LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIENCY)
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	Equity Units		Additional Members’	Deferred Consulting	Accumulated	Total
	Units	Amount	Equity	Expense	Deficit	Equity

Balance, January 1, 2001	10,000,000	$1,198,000	$135,050	$(615,600)	$(214,434)	$503,016
Exercise of unit options	750,000	7,500	—	—	—	7,500
Amortization of deferred consulting fees	—	—	—	129,600	—	129,600
Net loss, 2001	—	—	—	—	(640,393)	(640,393)

Balance, December 31, 2001	10,750,000	1,205,500	135,050	(486,000)	(854,827)	(277)
Exercise of unit options	750,000	7,500	—	—	—	7,500
Amortization of deferred consulting fees	—	—	—	129,600	—	129,600
Net loss, 2002	—	—	—	—	(537,978)	(537,978)

BALANCE, DECEMBER 31, 2002	11,500,000	$1,213,000	$135,050	$(356,400)	$(1,392,805)	$(401,155)

See accompanying notes to financial statements.

CHIRAL QUEST, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(537,978)	$(640,393)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation and amortization	36,631	24,611
Amortization of member units for consulting fees	129,600	129,600
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	1,086	(11,117)
Decrease in other current assets	1,817	—
(Increase) in inventory	(21,975)	(6,447)
(Decrease) increase in accounts payable	(13,878)	114,460
(Decrease) increase in accrued expenses	(20,961)	122,531
Increase in deferred revenue	307,050	—

Net Cash Used In Operating Activities	(118,608)	(266,755)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of laboratory equipment	8,684	—
Purchase of equipment	(318)	(122,701)
Payments for intellectual property rights	(195,371)	(136,867)

Net Cash Used In Investing Activities	(187,005)	(259,568)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable	—	50,000
Payment of loan payable	(50,000)	—
Exercise of unit options	7,500	7,500
Proceeds from notes payable	336,625	—

Net Cash Provided by Financing Activities	294,125	57,500

NET DECREASE IN CASH	(11,488)	(468,823)
CASH – BEGINNING OF YEAR	45,008	513,831

CASH – END OF YEAR	$33,520	$45,008

See accompanying notes to financial statements.

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) Nature of Operations

Chiral Quest, LLC (the “Company”), a Pennsylvania Limited Liability Company, is a life sciences chemistry company that provides chiral products and services to the pharmaceutical and fine chemical industries (See Note 9 for subsequent merger). The Company develops chemical catalysts used in the synthesis of desired isomers of chiral molecules using asymmetrical catalysis technology (the “Technology”) owned by the Pennsylvania State University Research Foundation (“PSRF”), the University’s technology transfer unit. The Company has a worldwide, exclusive license from PSRF for the inventions covered by the license. The original license agreement was signed and effectuated November 8, 2000 (See Note 4).

The Company signed a five-year consulting agreement in 2000 with a Pennsylvania State University employee (the “Employee”) to act as the Company’s Chief Technology Officer (“CTO”). The Employee is responsible for all aspects of PSRF’s inventions, compound development and other technologies to which the Company has rights. The agreement may be terminated by either the Company or the Employee upon sixty days notice. In the event that the Employee’s services to the Company survive his employment relationship with PSRF, or in the event that the Company develops independent research capabilities that would allow the Company to generate other intellectual property, such inventions will be owned exclusively by the Company.

(B) Revenue Recognition

Revenues from the Company’s rights to PSRF’s intellectual property are recognized upon a signed agreement with the customer or remittance of an invoice and allocated over the applicable periods. The revenues are comprised principally of the licensing of PSRF’s Technology. The Company assumes the financial risks related to these revenues by financing the research and development of PSRF’s technology as well as the defense of PSRF’s patents.

(C) Inventories

Inventories, consisting of mixtures of raw material compounds, are stated at the lower of cost or market. These compounds are intermediates in the production of finished products that are used by the Company for further research and development of the Technology or sold to third parties.

(D) Depreciation

Depreciation is provided over the estimated useful lives of the assets, principally using the straight-line method. For tax purposes, accelerated methods are used. The Company had only office and laboratory equipment as of December 31, 2002 and 2001. The estimated useful lives used for the years ended December 31, 2002 and 2001 were five and seven years for laboratory equipment and office equipment, respectively (See Note 3).

(E) Intangibles

Under Statement No. 142, Goodwill and Other Intangible Assets (SFAS 142), subsequent to June 30, 2002, goodwill should not be amortized. Effective January 1, 2002, intangibles existing as of June

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

30, 2001 having a finite life will be amortized and those with indefinite lives will no longer be amortized, but rather, evaluated for impairment on an annual basis using a fair value based test. Intangibles of the Company as of December 31, 2002 and 2001 consisted of rights to PSRF’s intellectual property of $318,320, net of amortization of $13,918, and $136,867 which was not amortized because such amount was immaterial. See Note 4 for more discussion on the Company’s Rights to Intellectual Property.

(F) Income Taxes

Since inception to September 30, 2002, the Company had elected to file its income tax returns as a partnership for federal and state income tax purposes. As such, the Company did not pay income taxes, as any income or loss through September 30, 2002 was included in the tax returns of the individual members. Accordingly, no provision was made for income taxes in the accompanying financial statements through September 30, 2002. On October 1, 2002, the Company elected to file its income tax returns as a “C” corporation and has adopted SFAS No. 109 “Accounting for Income Taxes.”

Commencing October 1, 2002, the Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

A deferred tax asset as of December 31, 2002 consisting primarily of the tax effect of net operating loss carryforwards of approximately $257,000 has been fully offset by a valuation allowance because it is managements belief that realization of such amount is not considered more likely than not.

(G) Stock-Based Compensation

Employee stock-based compensation is recognized using the intrinsic value method. For disclosure purposes, pro forma net income and earnings per share impacts are provided as if the fair value method had been applied. See Note 5 for more discussion on the Company’s stock-based compensation.

(H) Use of Estimates

The financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP) and, accordingly, include amounts that are based on management’s best estimates and judgments. Estimates for the Company are used in determining such items as provisions for bad debts, depreciable/amortizable lives, impairment of intangibles and other reserves. Because of the uncertainty inherent in such estimates, actual results may differ from these estimates. The Company is not aware of reasonably likely events or circumstances, which would result in different amounts being reported that would have a material impact on results of operations or financial condition.

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

(I) Research and Development Expense

Research and development (“R&D”) costs are expensed as incurred. These expenses include the cost of the Company’s proprietary R&D efforts as well as costs incurred in connection with the Company’s third-party collaboration efforts. The amounts charged in 2002 and 2001 were $70,491 and $224,592, respectively.

(J) Recent Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards.

Statement No. 143 “Accounting for Asset Retirement Obligations” establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

In August 2002, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” which supersedes SFAS No. 121, “Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed of” and APB No. 30, “Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions.” SFAS No. 144 established a single accounting model for assets to be disposed of by sale whether previously held and used or newly acquired. SFAS No. 144 retains the provision of APB No. 30 for presentation of discontinued operations in the income statement but broadens the presentation to include a component of an entity. SFAS No. 144 is effective for fiscal years beginning after December 15, 2002 and the interim periods within.

In April 2002, the FASB issued Financial Accounting Standards No. 145 (“FAS 145”) “Rescission of FASB Statement Nos. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections”. This statement rescinds FAS 4 “Reporting Gains and Losses from Extinguishment of Debt” and an amendment of that statement, FAS 64 “Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements”. The statements also rescinds FAS 44 “Accounting for Intangible Assets of Motor Carriers” and amends FAS 13 “Accounting for Leases” to eliminate an inconsistency between the required accounting for sale-leaseback transactions. FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. FAS 145 is effective for fiscal years beginning after May 15, 2002 and to certain transactions occurring after that date.

In July 2002, the FASB issued Financial Accounting Standards No. 146 (“FAS 146”) “Accounting for Costs Associated with Exit or Disposal Activities”. This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) issue No. 94-3 “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including certain costs incurred in a restructuring)”. FAS 146 requires that a liability for a cost associated with exit or disposal activity be recognized when the liability is incurred. Under EITF 94-3, a liability for an exit cost was recognized at the date of the entity’s commitment to the exit plan. FAS 146 is effective for fiscal years beginning after December 31, 2002, with early application encouraged.

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

In December 2002, the Financial Accounting Standards Board issued Statement No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure - an amendment of FASB Statement No. 123,” (“SFAS 148”). SFAS 148 amends FASB Statement No. 123, “Accounting for Stock Based Compensation” (“SFAS 123”) and provides alternative methods for accounting for a change by registrants to the fair value method of accounting for stock-based compensation. Additionally, SFAS 148 amends the disclosure requirements of SFAS 123 to require disclosure in the significant accounting policy footnote of both annual and interim financial statements of the method of accounting for stock based-compensation and the related pro forma disclosures when the intrinsic value method continues to be used. The statement is effective for fiscal years beginning after December 15, 2002, and disclosures are effective for the first fiscal quarter beginning after December 15, 2002.

The Company believes that the adoption of these pronouncements will not have a material impact on the Company’s financial position or results of operations.

NOTE 2	INVENTORIES

The principal components of inventory, which was all current as of December 31, 2002 and 2001, are as follows:

	2002	2001

Raw material compounds	$28,422	$6,447
Finished goods	—	—

Total inventory	$28,422	$6,447

NOTE 3	EQUIPMENT, NET

The major classes of equipment and the related estimated useful lives are as follows:

	December 31, 2002	December 31, 2001	Life

Laboratory equipment	$112,044	$120,728
Accumulated depreciation	(47,020)	(24,540)	5 Years

Laboratory equipment, net	65,024	96,188

Office equipment	$2,291	$1,973
Accumulated depreciation	(304)	(71)	7 Years

Office equipment, net	1,987	1,902

Total	$67,011	$98,090

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

During the year ended December 31, 2002, the Company sold $8,684 of laboratory equipment to a third party at net book value which resulted in no gain or loss.

Depreciation expense for the years ended December 31, 2002 and 2001 was $22,713 and $24,611, respectively.

NOTE 4	RIGHTS TO INTELLECTUAL PROPERTY

The Company’s exclusive right to certain PSRF patents, in the aggregate, are of material importance for the Company’s survival. These PSRF patents cover chemical formulations, processes for or intermediates useful in the manufacture of products and the uses of products. Protection for PSRF’s individual products extends for varying periods in accordance with the date of grant and the legal life of patents in the various countries. The protection afforded, which may also vary from country to country, depends upon the type of patent and its scope of coverage. The Company is financially responsible for all aspects of these PSRF inventions, including legal and research and development expenses associated with the chemical developments. As of November 8, 2002, all future inventions by the Company’s CTO will be owned by PSRF.

During the years ended December 31, 2002 and 2001, the Company capitalized approximately $195,000 and $137,000, respectively, in legal fees, U.S. Patent office handling fees and other expenses that PSRF incurred in the defense of the patents. Expenses incurred for research and development of the patents were expensed in the years ended December 31, 2002 and 2001.

The Intellectual Property Rights are being amortized over the lives of the underlying patents, which generally are twenty years. Amortization expense recorded for the year ended December 31, 2002 was $13,918. Amortization expense was not recorded for the year ended December 31, 2001 because such amount was immaterial.

The Company evaluates the recoverability of the Intellectual Property Rights, where indicators of impairment are present, by reviewing current and projected profitability or undiscounted cash flows of such assets. Intangible assets that are subject to amortization are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. Intangible assets not subject to amortization are tested for impairment at least annually. For the years ended December 31, 2002 and 2001, the Company determined that, based on estimated future cash flows, the carrying amount of the Intellectual Property Rights, equals the fair value. Accordingly, no impairment loss was required for the years ended December 31, 2002 and 2001.

NOTE 5	MEMBERS’ EQUITY AND NOTES PAYABLE

The Company accounts for equity based compensation in accordance with Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”. The standard requires the Company to adopt the “fair value” method with respect to equity-based compensation of consultants and other non-employees.

The Company issued 5,400,000 members’ units for services during the period from October 11, 2000 (inception) to December 31, 2000 in connection with two five-year consulting agreements. As a result of these agreements, the Company recorded current charges of $129,600 to operations for the years ended December 31, 2002 and 2001. The Company also recorded a deferred consulting

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

expense, which is recognized as an offset to equity, of $356,400 and $486,000 as of December 31, 2002 and 2001, respectively, as a result of these agreements. The deferred consulting expense is being amortized over the lives of the agreements.

The Company did not adopt the fair value method, in accordance with SFAS 123, with respect to employee unit options. The Company accounts for employee unit options under the “intrinsic value” method in accordance with APB 25. In December 2000, the Company granted an employee 1,500,000 unit options for services rendered to the Company. The option issuances resulted in a $165,000 charge to operations for the period from October 11, 2000 (inception) to December 31, 2000 under the intrinsic value method. During January 2001, the employee exercised 750,000 of the 1,500,000 options to purchase 750,000 member units at the exercise price of $.01 for total proceeds of $7,500. During June 2002, the employee exercised the remaining 750,000 of the 1,500,000 options to purchase 750,000 member units at the exercise price of $.01 for total proceeds of $7,500.

During 2002, the Company granted 1,150,000 options under an employment agreement to an individual who will become the Company’s CEO upon the completion of a merger (See Note 10). The options vest over a three-year period equally commencing in 2003, are exercisable at $1.12 per share and are for services rendered to the Company over the vesting period. The option issuance has not resulted in a charge to operations for the year ended December 31, 2002 because their exercise is contingent upon the completion of the merger and the options vesting after the successful performance of the required services over the agreement’s three year term.

During July 2002, two of the Company’s members (the “Sellers”) sold all of their interest in the Company to an individual. The total number of units sold was 6,100,000, giving the individual a then 53% ownership in the Company. The individual is paying the purchase price for his units to the Sellers in quarterly installments. Should the individual default on his payments to the Sellers, the units will revert back to the Sellers. Subsequent to the purchase of the units from the Sellers, the individual sold a substantial portion of his units to certain other individuals who are restricted from selling their units purchased from the individual until such time as the Sellers have been paid in full for the interests he purchased from them.

The original purchaser of the 53% ownership is also the managing member of Paramount Capital Investments, LLC (“Paramount”) which has been performing the financial and administrative functions for the Company since July 12, 2002, and has financed the Company through the granting of loans for working capital evidenced by a series of promissory notes (the “Notes”) aggregating $336,625. The Notes bear interest at 5% and mature the earlier of (1) July 31, 2004, (2) the date of an initial public offering of common stock or (3) the first date on which the Company’s common stock (or securities received in exchange for the Company’s common stock) trades on a national exchange. The Notes have been classified as a current liability on the balance sheet as a result of the exchange of securities required by the merger agreement (See Note 10).

As of December 31, 2002, $3,317 of interest has been accrued on these notes and is included in accrued expenses. Additionally, as of September 1, 2002, the Company will pay $4,000 per month to Paramount for administrative services.

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

NOTE 6	AGREEMENTS

During January 2002, the Company entered into a licensing agreement with a pharmaceutical product development customer through September 3, 2005 for a non-refundable fee of $400,000. The agreement grants the customer a worldwide non-exclusive royalty fee to license to make and use certain Intellectual Property Rights for all research purposes involving the customer’s compounds but not the sale or manufacture for sale of compounds or processes under the Company’s right, title and interest in such Intellectual Property Rights. The fee is being recognized over the remaining consulting contract life for the Employee referenced in Note 1(A) Nature of Operations. As of December 31, 2002, the Company has recognized income of $112,676 and recorded deferred revenue of $287,324 under this agreement.

In August 2002, the Company entered into a one-year scientific research agreement with another pharmaceutical product development customer to assist in the completion of a feasibility screening program and report. In consideration for the experimental activity, the customer paid a fee of $30,000. The fee is being recognized over the life of the agreement which resulted in the Company recognizing income in the current year of $10,274 and recording deferred revenue of $19,726 that will be recognized in the following year.

NOTE 7	BUSINESS AND CREDIT CONCENTRATIONS

The Company had two customers who accounted for approximately 58% and 14% of net revenue for the year ended December 31, 2002. The Company had two customers who accounted for approximately 30% and 25% of net revenue for the year ended December 31, 2001.

The Company had two customers who accounted for approximately 80% and 10% of net accounts receivable as of December 31, 2002. The Company had three customers who accounted for approximately 40%, 28%, and 14% of net accounts receivable as of December 31, 2001.

NOTE 8	COMMITMENTS AND CONTINGENCIES

During 2002, the Company received a cease and desist letter from a competitor apprising the Company of the existence of a U.S. Patent. In October 2002, the Company and such competitor entered into a mutual confidentiality agreement in which each party agreed to exchange technology information in order to more fully evaluate whether either is infringing upon the rights of the other.

Also, the Company received an additional patent notification letter from another competitor apprising them of the existence of another U.S. Patent.

As of December 31, 2002, no civil actions have been filed in either of the above instances.

NOTE 8	SUBSEQUENT EVENTS

On November 12, 2002, Surg II, Inc. (“Surg”), a Minnesota corporation which is a reporting public shell corporation, and CQ Acquisition, Inc., a wholly-owned subsidiary of Surg (“Surg Subsidiary”) (accounting acquiree) entered into a merger agreement to automatically convert each outstanding member equity unit of the Company (accounting acquiror) into the right to receive 0.752374 shares

CHIRAL QUEST, LLC
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002 AND 2001

of Surg common stock. As a result of this merger, which was effective as of February 18, 2003, the reorganization was treated as a reverse merger by the acquiree and as a recapitalization by the acquiror for accounting purposes. Concurrent with the reorganization, Surg changed its name to Chiral Quest, Inc. and adopted the same year-end. The original Chiral Quest, LLC merged with and into Surg Subsidiary which remained as the surviving company.

At the time of the merger there were 11,500,000 member equity units outstanding, requiring Surg II, Inc. to issue 8,652,301 shares of its common stock to the former members of the Company. In addition, immediately prior to the effective date of the merger, there were non-vested contingent options, warrants and other rights outstanding to purchase up to an aggregate of 1,210,000 of the Company’s member equity units which following the merger represent the right to purchase up to an aggregate of 910,374 shares of Chiral Quest Inc. common stock at an average of approximately $1.49 per share.

In January 2003, additional promissory notes as described in Note 5 totaling $30,000 were issued by the Company to Paramount. In February 2003, an additional $10,000 of promissory notes as described in Note 5 were issued by the Company to Paramount. On February 28, 2003, the entire series of promissory notes aggregating $376,625 plus interest was repaid to Paramount from funds provided by the merger.